Azzad Wise Capital Fund (WISEX)

SUMMARY PROSPECTUS

November 1, 2026

Before you invest, you may want to review the Azzad Wise Capital Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareowners, online at https://azzadasset.com/azzad-wise-capital-fund/. You can also get this information at no cost by calling 888-350-3369, or by mail to Nottingham Shareholder Services, LLC, P.O. Box 4365, Rocky Mount, NC 27802-0069. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2026 and most recent report to shareowners, dated June 30, 2026, are incorporated by reference into this Summary Prospectus.

Azzad Funds c/o Nottingham Shareholder Services, LLC

116 South Franklin Street, Rocky Mount, North Carolina 27804

Investment Objective

Azzad Wise Capital Fund’s (the “Wise Fund”) investment objective is to provide shareholders with capital preservation and income.

Fees and Expenses of the Wise Fund

The table below describes fees and expenses that you may pay if you buy, hold, and sell shares of the Azzad Wise Capital Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution and/or Service (12b-1) fees	0.05%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver/Expense Reimbursement*	(0.09)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.89%

* Azzad Asset Management, Inc. (the “Adviser”) has agreed to contractually waive all or a portion of its fees and/or reimburse the Wise Fund for certain operating expenses, to the extent necessary to limit the Wise Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Wise Fund invests; and litigation and other extraordinary expenses) to 0.89% of average daily net assets through December 1, 2029. These fee waivers and expense reimbursements are subject to possible recoupment from the Wise Fund within three years from the date on which the expenses were incurred if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Wise Fund’s Board of Trustees (the “Board”) upon 60 days’ notice.

Example: This example is intended to help you compare the cost of investing in the Wise Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Wise Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Wise Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$91	$284	$493	$1,136

Portfolio Turnover

The Wise Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Wise Fund’s performance. For the most recent fiscal year ended June 30, 2026, the Wise Fund’s portfolio turnover rate was 26.45% of the average value of its portfolio.

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Principal Investment Strategy

The Wise Fund invests primarily in fixed income securities issued for payment by international financial institutions, foreign governments, agencies of foreign governments, and global corporations in transactions structured to be compliant with the Wise Fund’s ethical investment guidelines. Examples of fixed income securities in which the Wise Fund invests include sukuk and wakala. Sukuk are asset-based securities used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest.

Whereas bonds represent debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Wakala accounts are operated under the Islamic finance principle of wakala (an agency agreement). With wakala, a bank, as agent, raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities.

The Wise Fund anticipates that approximately 80% of its fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (“NRSROs”).  Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or an equivalent NRSRO). The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase.

The Wise Fund invests up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser will emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Wise Fund may invest in short-term income producing investments such as money market accounts and certificates of deposit that follow its ethical guidelines.

The Wise Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) which may include investments in trade finance securities. Generally, these securities evidence transactions where there is a flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation. The Wise Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange, and other negotiable instruments. The Wise Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, or any other appropriate financial instrument.

The essence of the Wise Fund’s strategy is to provide shareholders with a return that is comparable to the return on bank accounts, certificates of deposit, and other similar fixed income products. The Wise Fund concentrates its investments in the financial services industry. The Wise Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to three years. While the Wise Fund generally purchases securities at the lower end of this maturity range, the Wise Fund may purchase securities with maturities at the longer end of this range when the Adviser determines that they offer an attractive return or to lengthen the average duration of the Wise Fund.

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The Wise Fund’s sub-adviser, Federated Investment Management Company (“Federated”) directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding, or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. The Adviser and Federated have retained Federated Hermes (UK) LLP (“Federated Hermes UK”), an affiliate of Federated, to aid in carrying out Federated’s duties as the Wise Fund’s sub-adviser. The Adviser will oversee Federated and Federated Hermes UK and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management comply with its ethical investment restrictions.

Federated will sell a security if it falls out of compliance with the Wise Fund’s ethical investment restrictions upon the Adviser’s instructions. In addition, a security may be sold when Federated believes it is showing deteriorating technical and fundamental indicators, due to sector rotations or geographical reallocations, or to manage concentration risk.

As part of the analysis in its security selection process, among other factors, Federated may evaluate whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which Wise Fund may invest. Federated may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated as an additional input in its primary analysis.

Ethical Investment Restrictions

The Wise Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, conventional financial services, including insurance, or weapons industries as determined by the Adviser.

The Wise Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt, or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency). The Wise Fund will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Wise Fund’s ethical investment restrictions such as sukuk, certificates of deposit, bank notes, and short-term bank deposits.

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Principal Risks of Investing in the Wise Fund

Although the Adviser makes every effort to achieve the Wise Fund’s objective of capital preservation and income, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in the Wise Fund. The principal risks include:

❖	The Wise Fund invests in fixed-income securities, which are subject to credit risk. Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance. The counterparty issuing the securities may not be able to pay the securities when due or otherwise fulfill their contractual obligations, which could reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance.

❖	A rise in prevailing interest rates generally will cause the price of a fixed-rate debt security to fall. Generally, the longer the duration or maturity of a security or weighted average maturity of the Wise Fund, the more sensitive its price is to a rise in interest rates. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates.

❖	Sukuk involve many of the same risks that conventional bonds incur such as credit and counterparty risk, interest rate, maturity, and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support, and risks related to the underlying assets. The sukuk markets are in their infancy and most sukuk trading is restricted to the primary markets. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

❖	Investments in below investment-grade fixed-income securities may subject the Wise Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default), and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities.

❖	The Wise Fund invests in trade finance securities located primarily in or having exposure to global emerging markets. As such, the Wise Fund is subject to all the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counter-party risk.

❖	When the Wise Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

❖	The stock market may fall in value, causing prices of stocks held by the Wise Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness.

❖	Individual securities or other holdings in the Wise Fund may not perform as expected, and the Wise Fund’s portfolio management practices may not achieve the desired result.

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❖	The Wise Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

❖	Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

❖	Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates or currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Wise Fund’s investments denominated in the currency.

❖	The Wise Fund concentrates its investments in the financial services industry. Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Wise Fund than a fund that is not concentrated in that industry. Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single industry, the Wise Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry than funds that are not similarly concentrated.

❖	Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries including smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Wise Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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❖	The Wise Fund invests a significant portion of its assets in issuers located in, or with economic ties to, a limited number of countries, particularly countries in the Middle East and Southeast Asia, due in part to the relatively small size of the global sukuk market. As a result, the Wise Fund is more susceptible to adverse economic, political, regulatory, or military developments affecting those countries or that region, including armed conflict, than a fund that is more geographically diversified.

❖	The Wise Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities the Wise Fund purchases involve specific risks, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

❖	The Wise Fund’s ethical investment restrictions will narrow the availability of investment opportunities in which it can invest. It is possible that the restrictions placed on investments may cause the Wise Fund to underperform compared to other funds that do not place such restrictions on their investments.

❖	The Wise Fund may invest up to 15% of its net assets in securities considered to be illiquid as defined by the 1940 Act. These can include certificates issued by foreign banks, trade finance, sukuk, and wakala. As a result, if the Wise Fund receives a large amount of redemptions, the Wise Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

❖	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Markets in which the Wise Fund invests can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, natural disasters, pandemics, epidemics, terrorism, governmental actions, tariffs and trade wars and other conditions. As a result, the Wise Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

❖	The Wise Fund may, from time to time, invest a certain amount of its assets in the financials sector. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

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You should consider investing in the Wise Fund if you are looking for capital preservation and income and are willing to accept the associated risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Wise Fund by showing changes in the Wise Fund’s performance from year to year and by showing how the Wise Fund’s average annual returns for each of the last 10 calendar years compare with those of a broad measure of market performance and a supplemental index. To obtain updated performance information, please call 888-350-3369. The Wise Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

For the period from 1-1-2026 through 09-30-2026, the total return for the Wise Fund was (0.12)%.

Best Quarter: ended 6-30-2020 4.10%

Worst Quarter: ended 3-31-2020 -3.53%

The Wise Fund’s inception date was April 6, 2010

Average Annual Total Returns For Periods Ended December 31, 2025	1 Year	5 Years	10 Years
Before taxes After taxes on distributions After taxes on distributions and sale of Shares	5.28% 3.76% 3.11%	2.51% 1.46% 1.47%	2.54% 1.72% 1.61%
Bloomberg US Aggregate Index (reflects no deductions for fees and expenses)	7.30%	-0.36%	2.01%
ICE BofAML US Corp & Govt 1-3 Year Index (reflects no deductions for fees and expenses)	5.31%	1.97%	2.10%

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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if your Shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Wise Fund.

Investment Sub-Advisers

Federated Investment Management Company is the sub-adviser to the Wise Fund. Federated Hermes (UK) LLP is the sub-sub-adviser to the Wise Fund.

Portfolio Managers

Jamal Elbarmil

Vice President of the Adviser.

Portfolio manager of the Wise Fund since April 2010.

Ihab Salib

Senior Portfolio Manager at Federated.

Portfolio manager of the Wise Fund since May 2014.

John Polinski

Portfolio Manager at Federated.

Portfolio manager of the Wise Fund since May 2014.

Mohammed Elmi

Portfolio Manager at Federated Hermes UK.

Portfolio manager of the Wise Fund since July 2021.

Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Wise Fund, either through a financial professional or directly from the Wise Fund, on any day that the New York Stock Exchange (the “NYSE”) is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment
$4,000	$4,000	$300

To buy shares, contact your financial professional, or open an account by completing and signing an application (available at https://azzadasset.com/azzad-funds-online-access/ or by calling 888-350-3369). Make your check payable to the Wise Fund and mail to:

Regular Mail	Express Mail
Azzad Wise Capital Fund c/o Nottingham Shareholder Services, LLC P.O. Box 4365 Rocky Mount, NC 27802-0069	Azzad Wise Capital Fund c/o Nottingham Shareholder Services, LLC 116 S. Franklin Street Rocky Mount, NC 27804

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Fund minimums are waived when purchased in an employer-sponsored retirement plan such as a 401(k) or 403(b) plan.

You may redeem your shares at any time at the net asset value (“NAV”) per share next determined after the transfer agent receives your redemption request. If your redemption request is received prior to close of trading on the NYSE (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day. You can submit your request to redeem shares to the Wise Fund by telephone by calling 888-350-3369 or by mail to:

Regular Mail	Express Mail
Azzad Wise Capital Fund c/o Nottingham Shareholder Services, LLC P.O. Box 4365 Rocky Mount, NC 27802-0069	Azzad Wise Capital Fund c/o Nottingham Shareholder Services, LLC 116 S. Franklin Street Rocky Mount, NC 27804

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Wise Fund are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Wise Fund through a broker-dealer or other financial intermediary (such as a bank), the Wise Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Wise Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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